KEY EXECUTIVE SEVERANCE AGREEMENT

           This Key Executive Severance Agreement (the "Agreement") is entered into this 10th day of July, 1990, by and between Blessings Corporation (the "Company") and James P. Luke ("Key Executive").
           WITNESSETH: WHEREAS, the Board of Directors of the Company (the "Board") considers it essential to the best interests of the shareholders of Company to foster the continued employment of the Key Executive and in this connection the Board recognizes that the possibility of a change in control exists and that such possibility and the uncertainty and questions which it necessarily raises may result in the departure or distraction of Key Executive to the detriment of the Company and its shareholders in this period when Key Executive's undivided attention and commitment to the best interests of the Company and its shareholders is particularly important; and
           WHEREAS, the Board has determined that it is essential and in the best interests of the Company and its shareholders to retain the services of Key Executive in the event of a possibility of a change in control and to insure Key Executive's continued dedication and efforts in such event without undue concern on the part of Key Executive for his personal financial and employment security.
           NOW, THEREFORE, in order to fulfill the above purposes and in consideration of the engagements to be performed by each of the parties hereto it is agreed as follows:

  KEY EXECUTIVE SEVERANCE AGREEMENT                       Page -1-






                                   ARTICLE ONE
                                   Definitions

     As used in this Agreement, the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise.

     1.1 Agreement.  This Key Executive Severance Agreement.

     1.2 Company.  Blessings Corporation.

     1.1 Board.  The Board of Directors of Blessings Corporation.

     1.4 W-D. Williamson-Dickie Manufacturing Company, any of its wholly owned subsidiaries, any shareholders of Williamson-Dickie Manufacturing Company or any Trust established by any shareholder of Williamson-Dickie Manufacturing Company.
        1.5       Key Executive.  James P. Luke.

        1.6 Total Compensation. The amount Key Executive is entitled to receive as wages or salary plus amounts which the Key Executive is entitled to receive under the Annual Incentive Compensation Plan on an annualized basis.

        1.7 Cause. The Company may terminate the Key Executive's employment for "Cause." A termination for Cause is a termination evidenced by a resolution adopted in good faith by the Board that the Key Executive (a) willfully and continually failed to substantially perform his duties with the Company (other than a failure resulting from the Key Executive's incapacity due to physical or mental illness) which failure










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continued  for a period of at least  thirty (30) days after a written  notice of demand for substantial performance has been delivered to the Key Executive specifying the manner in which the Key Executive has failed to substantially perform, or (b) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, or (c) is found to be grossly incompetent in the performance of his duties for the Company; provided, however, that no termination of the Key Executive's employment shall be for Cause as set forth in clause (a), (b), or (c) above until (i) there shall have been delivered to the Key Executive a copy of a written notice setting forth that the Key Executive was guilty of the conduct set forth in clause (a),
(b), or (c) and specifying the particulars thereof in detail, and (ii) the Key Executive shall have been provided an opportunity to be heard by the Board (with the assistance of the Key Executive's counsel if the Key Executive so desires). No act, nor failure to act, on the Key Executive's part, shall be considered "willful," unless he has acted or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Key Executive after Notice of Termination is given to the Key Executive shall constitute Cause.




KEY EXECUTIVE SEVERANCE AGREEMENT                       Page -3-

1.8     Change in Control.  A "Change in Control" shall be deemed to occur:
                  (a) If W-D becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing less than fifty and one-one hundredth percent (50.01%) of the combined voting power of the Company's then outstanding securities; or
                  (b) upon the approval by the Company's shareholders of a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company.
     1.9 Good Reason. "Good Reason" shall mean the occurrence of any of the following events or conditions: (a) a change in the Key Executive's status, title, position or responsibilities (including reporting responsibilities) which, in the Key Executive's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Key Executive of any duties or responsibilities which, in the Key Executive's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Key Executive from or failure to re-appoint or reelect him to any of such positions, except in connection with the termination of his employment for Cause, Permanent Disability, as a result of his death, or by the Key Executive other than for Good Reason; or

  KEY EXECUTIVE SEVERANCE AGREEMENT                          Page -4-

                  (b) a reduction in the Key Executive's annual base salary or a change in the formula used in computing entitlements under his Annual Incentive Compensation Plan; or
                  (c) the failure by the Company to (i) continue in effect any material benefit plan in which the Key Executive was participating at the time of the Change in Control, including but not limited to the Supplemental Executive Retirement Plan, and the Company Pension Plan, or (ii) provide the Key Executive with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control; provided, however, that the termination of this Agreement by the Company or any successor, as defined in Article Five, under the provisions of Section 2.2 shall not constitute "Good Reason" under this
  Section 1.9;
     (d) any material breach by the Company of any provision of this Agreement;
  or
     (e) relocation of the Company headquarters at a location which is outside a radius of sixty (60) miles from the present Company headquarters at 645 Martinsville Road, Liberty Corner, New Jersey.
     1.10 Notice of Termination. "Notice of Termination" shall mean a notice which indicates the specific provisions in this Agreement relied upon as the basis for any termination






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





  of  employment  and  shall  set  forth in  reasonable  detail  the  facts  and
  circumstances   claimed  to  provide  a  basis  for  termination  of  the  Key
  Executive's  employment  under  the  provision  so  indicated.   No  purported
  termination  of  employment   shall  be  effective   without  such  Notice  of
  Termination.
         1.11 Permanent Disability. A Key Executive shall be deemed to have become permanently disabled for purposes of this Agreement if the Board of the Company finds, upon the basis of medical evidence satisfactory to it, that the Key Executive is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company and that such disability will be permanent and continuous during the remainder of his life.
     1.12 Severance Benefits. The benefits payable in accordance with Article Three of this Agreement.

                                  ARTICLE TWO
                                      Term

         2.1 Term of Agreement. This Agreement shall commence on July 10, 1990, and shall continue in effect through November 11, 2007.

        2.2 Termination of Agreement. The Company may in its sole discretion terminate this Agreement at any time subsequent to its effective date upon written notice to Key Executive. In such event this Agreement shall terminate three (3) years from



  KEY EXECUTIVE SEVERANCE AGREEMENT                           Page -6-
the date of receipt by Key Executive of notice of termination by the Company; subject, however, to the provisions of 2.3 below.
     2.3 Automatic Termination. If not terminated earlier in accordance with the provisions of Section 2.2 above, this Agreement shall, in any event, automatically terminate on November 11, 2007; at which time Key Executive will have reached age 65.

        2.4       Continuance for Payment of Severance Benefits.

Notwithstanding any notice by the Company to terminate this Agreement, if Key Executive becomes entitled to Severance Benefits as hereinafter set out in Article Three during the term of this Agreement, Key Executive shall nevertheless be entitled to receive all payments, if any, required to be made by the Company or otherwise to Key Executive under this Agreement.

                                  ARTICLE THREE
                               Severance Benefits

         3.1 Right to Severance Benefits. Key Executive shall be entitled to receive from the Company a Severance Benefit in the amount provided in Section
  3.2 if (a) this Agreement has not previously expired under the provisions contained in Section 2. above, and (b) a Change in Control has occurred, and
  (c) thereafter, the Key Executive's employment with the Company terminates for any reason, except that notwithstanding



  KEY EXECUTIVE SEVERANCE AGREEMENT                          Page -7-
  the foregoing provisions, no benefits under this Agreement will be payable should the Key Executive's termination of employment be (i) for Cause, (ii) by reason of Permanent Disability, (iii) by reason of the Key Executive's death,
  (iv) by reason of Key Executive's  resignation for other than Good Reason,  or
  (v) by reason of Key Executive's voluntary retirement for other than Good Reason.
     3 . 2 Amount of Severance Benefits. If Key Executive's employment is terminated in circumstances entitling him to a Severance Benefit as provided in
Section 3.1, then Key Executive shall be entitled to the following benefits:
                  (a) The Company shall pay to the Key Executive, as severance pay and in lieu of any further salary for periods subsequent to the termination date (as specified in Section 4.2), an amount equal to the present value of the total amounts of money that would have been paid to Key Executive during the period beginning on the Termination Date and ending on a date three years subsequent to the Termination Date had Key Executive's employment not been terminated. For purposes of this subparagraph (a), the total amounts of money that would have been paid to Key Executive during such period shall be based on an annual rate calculated as follows:

         (i) If the Termination Date is before November 12, 2004, on an annual basis equal to Key Executive's average annual Total Compensation for the five fiscal years of the Company preceding the fiscal year in which the Termination Date occurs; or

     (ii) If the Termination Date is on or after November 12, 2004, on an annual basis equal to Key

  KEY EXECUTIVE SEVERANCE AGREEMENT                        Page -8-

        Executive's average annual Total Compensation for the two fiscal years of the Company preceding the fiscal year in which the Termination Date occurs.

                The annualized rate determined in (i) or (ii) whichever is applicable, shall be applied to a period which is the lesser of three years from the Termination Date or the entire period between the Termination Date and November 11, 2007, and shall be prorated for any fractional year.
               The present value of the foregoing amount shall be determined by using a discount rate equal to l00 percent of the applicable federal rate (as defined in Section 1274(d) of the Internal Revenue Code), as of the Termination Date, and shall be based on the assumption that the Total Compensation for the period in question would be received by Key Executive on a monthly basis. Any payment made under this subparagraph (a) shall be subject to the limitation set forth in paragraph 3.3 below and shall be payable in a lump sum within thirty
(30) days of the Termination Date.
                  (b) for a period of two (2) years subsequent to the Key Executive's termination of employment, the Company shall at its expense continue on behalf of the Key Executive and his dependents and beneficiaries, the life insurance, disability, medical, dental and hospitalization benefits which were being provided to the Key Executive at the time of termination of employment. The benefits provided in this Subsection 3.2(b) shall be no less favorable to the Key Executive in terms of



KEY EXECUTIVE SEVERANCE AGREEMENT                         Page -9-
     amounts and deductibles and costs to him, than the coverage provided the Key Executive under the plans providing such benefits at the time Notice of Termination is given. The Company's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that the Key Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may deduct the coverage of any benefits it is required to provide the Key Executive hereunder as long as the aggregate coverage of the combined benefit plans is no less favorable to the Key Executive in terms of amounts and deductibles and costs to him, than the coverage required to be provided hereunder. This subsection 3.2(b) shall not be interpreted so as to limit any benefits to which the Key Executive or his dependents may be entitled under any of the Company's employee benefit plans, programs or practices following the Key Executive's termination of employment. The provision of continued benefits to the Key Executive under this subsection (b) shall not deprive the Key Executive of any independent statutory right to continue benefits coverage pursuant to Sections 601 through 606 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");
                  (c) the Company shall obtain and transfer to the Key Executive all right, title and ownership in any automobile then being provided by the Company for use by the Key Executive.




KEY EXECUTIVE SEVERANCE AGREEMENT                        Page -10-

(d) the Key Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Key Executive in any subsequent employment.
             3.3 Limitation on Severance Benefits. As it is the intention of the parties that the Company's payments under this Agreement to or for the benefit of the Key Executive shall not constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, in no event shall the present value of the benefits provided for in Section 3.2 (a) and (c) (and, to the extent that they may be the type of payment that is to be taken into consideration in determining the amount of parachute payments, the benefits provided by Section 3.2(b)) exceed 2.99 times the Base Amount. The Base Amount and the present value of the benefits shall be determined in accordance with
  Section 280G of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

                                  ARTICLE FOUR
                            Termination of Employment

     4.1 Written Notice Required. Any purported termination of employment, either by the Company or by the Key Executive, shall be communicated by written Notice of Termination to the other.

  KEY EXECUTIVE SEVERANCE AGREEMENT                        Page -1l-

4.2 Termination Date. In the case of the Key Executive's death, the Key Executive's Termination Date shall be his date of death. In all other cases, the Key Executive's Termination Date shall be the date specified in the Notice of Termination subject to the following:
         (a) if the Key Executive's employment is terminated by the Employer for Cause or due to Permanent Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Key Executive, provided that in the case of Disability the Key Executive shall not have returned to the full-time performance of his duties during such period of at least thirty (30) days; and
         (b) if the Key Executive terminates his employment for Good Reason, the date specified in the Notice of Termination shall not be more than sixty (60) days from the date the Notice of Termination is given to the Company.

                                  ARTICLE FIVE
                            Successors to Corporation

        This Agreement shall bind any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, in the same manner and to the same extent that the Company would be obligated under this Agreement if no succession had taken place. Any such successor shall be entitled to



  KEY EXECUTIVE SEVERANCE AGREEMENT                        Page -12-
  exercise all of the rights of the Company under this Agreement including, but not limited to, the right of the Company to terminate this Agreement pursuant to the provisions of Section 2.2 above. In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Agreement the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

                                   ARTICLE SIX
                                  Miscellaneous

     6.1 Amendment. Any Amendment to this Agreement shall be a signed written instrument signed by both parties to this Agreement.
        6.2 Indemnification. If the Key Executive institutes any legal action in seeking to obtain or enforce, or is required to defend in any legal action, the validity or enforceability of any right or benefit provided by this Agreement and Key Executive is the prevailing party in any such legal action, the Company will pay all actual legal fees and expenses incurred by the Key Executive.




  KEY EXECUTIVE SEVERANCE AGREEMENT                        Page -13-

         6.3 Employment Status. This Agreement does not constitute a contract of employment or impose on the Company any obligation to retain the Key Executive as an employee, to change the status of the Key Executive's employment or to change any employment policies of the Company.

         6.4 Validity and Severability. - The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     6.5  Governing  Law.  The  validity,   interpretation,   construction   and
performance of this Agreement shall in all respects be governed by the laws of the State of Delaware.
         6.6 Choice of Forum. The Key Executive shall be entitled to enforce the provisions of this Agreement or to assert any claim for benefits under the terms of this Agreement in any state or federal court of competent jurisdiction located in the State of Delaware.








  KEY EXECUTIVE SEVERANCE AGREEMENT                            Page -14-

                                            BLESSINGS CORPORATION


                                    By:     /s/ Ivan E. Becker
                                            IVAN E. BECKER
                                            President and
                                            Chief Operating Officer

                                            JAMES P. LUKE-KEY EXECUTIVE

                                            /s/ James P. Luke















KEY EXECUTIVE SEVERANCE AGREEMENT                      Page -15-

                              Blessings Corporation

JOHN W. MCMACKIN
Chairman of the Board

               AMENDMENT TO THE KEY EXECUTIVE SEVERANCE AGREEMENT

                  The KEY EXECUTIVE SEVERANCE AGREEMENT, (the "Agreement"), entered into on July 10, 1990, by and between BLESSINGS CORPORATION, (the "Company"), and JAMES P. LUKE, (the "Key Executive"), is hereby amended as follows:
     1. Par. 1.9 (e) is hereby deleted and the following language shall be deemed inserted in its place:

                 (e) relocation of the Company headquarters at a location which is outside a radius of sixty
                        (60) miles from the present Company headquarters at 200 Enterprise Drive, Newport News, Virginia.

     2. In all other respects, the Agreement of the parties is hereby reaffirmed.

Dated:     April 18,1995
                                       BLESSINGS CORPORATION

                                       By: /s/ John W. McMackin
                                           JOHN W. McMACKIN, Chairman

                                           /s/ James P. Luke_____________
                                           JAMES P. LUKE
                                           Executive Vice-President
                                           Key Executive

               KEY EXECUTIVE SEVERANCE AGREEMENT STOCK SUPPLEMENT


               This Key Executive Severance Agreement Stock Supplement (the "Supplement") is entered into on this 10th day of July, 1990 by and between Blessings Corporation (the "Company") and James P. Luke (the "Key Executive").
                WITNESSETH: WHEREAS, the Board of Directors of the Company (the "Board") has heretofore authorized the execution of a Key Executive Severance Agreement between the Company and the Key Executive under the terms of which the Key Executive under certain operative circumstances may become entitled to severance benefits; and
                WHEREAS, in the event that Key Executive becomes entitled to severance benefits under the provisions of the Severance Agreement by reason of the termination of Key Executive's employment prior to his attaining the age of 65 years Company desires to the extent possible to minimize Key Executive's loss of benefits under other Company plans; and
                WHEREAS, Key Executive's termination of employment prior to attaining the age of 65 years could result in the forfeiture of his rights to nonvested shares of stock awarded to him pursuant to Annual Incentive Plans heretofore adopted by Company; and

                WHEREAS, it is agreed and understood by the parties to this Supplement Agreement that the supplement provided for hereunder shall only be payable under circumstances which would


  Key Executive Severance Agreement Stock Supplement           Page 1
 cause the Severance Agreement to become operative and severance benefits to be paid to Key Executive and that the supplement called for in this Agreement shall not be payable under any other circumstances under which Key Executive's employment might be terminated prior to his attaining the age of 65 years.
                NOW, THEREFORE, in order to fulfill the above purposes and in consideration of the engagements to be performed by each of the parties hereto, it is agreed as follows:

                                   ARTICLE ONE
                                      Term
         1.1 Term of Agreement. This Agreement shall commence on July 10, 1990, and shall continue in effect through November 11, 2007.
         1.2 Termination of Agreement. The Company may in its sole discretion terminate this Agreement at any time subsequent to its effective date upon written notice to Key Executive. In such event this Agreement shall terminate three (3) years from the date of receipt by Key Executive of notice of termination by the Company; subject, however, to the provisions of 1.3 below.
         1.3 Automatic Termination. If not terminated earlier in accordance with the provisions of Section 1.2 above, this Agreement shall, in any event, automatically terminate on November 11, 2007; at which time Key Executive will have reached age 65.


  Key Executive Severance Agreement Stock supplement           Page 2

        1.4       Continuance for Payment of Severance Benefits.
Notwithstanding any notice by the Company to terminate this Agreement, if Key Executive becomes entitled to Severance Benefits as hereinafter set out in Article Three during the term of this Agreement, Key Executive shall nevertheless be entitled to receive all payments, if any, required to be made by the Company or otherwise to Key Executive under this Agreement.

                                   ARTICLE TWO
                          Accelerated vesting of Stock

             In the event that Key Executive becomes entitled to severance benefits by reason of the termination of his employment under the terms and conditions of that certain Key Executive Severance Agreement dated July 10, 1990, between Key Executive and Company, (the "Severance Agreement") then and in such event, Key Executive shall be entitled to receive any shares of stock awarded to him, but not yet vested and delivered, pursuant to any and all Annual Incentive Plans heretofore or hereafter adopted by Company and under which Key Executive is a Participant; provided, however, that this award of stock shall be subject to the overall limit contained in Section 2.3 of the Key Executive Severance Agreement Pension and SERP Supplement, dated July 10, 1990 and entered into by Key Executive and the Company.




Key Executive Severance Agreement Stock supplement            Page 3

                                  ARTICLE THREE
                            Successors to Corporation

               This Agreement shall bind any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be obligated under this Agreement if no succession had taken place. In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Agreement the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

                                  ARTICLE FOUR
                                  Miscellaneous

     4.1 Amendment. Any Amendment to this Agreement shall be a signed written instrument signed by both parties to this Agreement.
     4.2 Indemnification. If the Key Executive institutes any legal action in seeking to obtain or enforce, or is required to defend in any legal action, the validity or enforceability of any right or benefit provided by this Agreement and Key Executive is


Key Executive Severance Agreement Stock Supplement       Page 4
the prevailing party in any such legal action, the Company will pay all actual legal fees and expenses incurred by the Key Executive.
  4.3 Employment Status. This Agreement does not constitute a contract of employment or impose on the Company any obligation to retain the Key Executive as an employee, to change the status of the Key Executive's employment or to change any employment policies of the Company. 4.4 Validity and Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 4.5 Governing Law. The validity, interpretation, construction and performance of this Agreement shall in all respects be governed by the laws of the State of Delaware. 4.6 Choice of Forum. The Key Executive shall be entitled to enforce the provisions of this Agreement or to assert any claim for benefits under the terms of this Agreement in any state or federal court of competent jurisdiction located in the State of Delaware.




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


                                  BLESSINGS CORPORATION



                                  By /s/ IVAN E. BECKER

                                     IVAN E. BECKER
                                     President and
                                     Chief Operating Officer

                                     JAMES P. LUKE-KEY EXECUTIVE

                                     /s/ JAMES P. LUKE










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


                        KEY EXECUTIVE SEVERANCE AGREEMENT
                           PENSION AND SERP SUPPLEMENT

               This Key Executive Severance Agreement Pension and SERP Supplement (the "Supplement") is entered into on this 10th day of July, 1990 by and between Blessings Corporation (the "Company") and James P. Luke (the "Key Executive").
               WITNESSETH: WHEREAS, the Board of Directors of the Company (the "Board") has heretofore authorized the execution of a Key Executive Severance Agreement between the Company and the Key Executive under the terms of which the Key Executive under certain operative circumstances may become entitled to severance benefits; and

               WHEREAS, in the event that Key Executive becomes entitled to severance benefits under the provisions of the Severance Agreement by reason of the termination of Key Executive's employment prior to his attaining the age of 65 years Company desires to the extent possible to minimize Key Executive's loss of benefits under other Company plans; and
               WHEREAS, Key Executive's termination of employment prior to attaining the age of 65 years and the receipt of severance benefits under the Severance Agreement would result in a reduction of Key Executive's pension and SERP payments under the provisions of those plans because of reductions resulting from early retirement provisions; and





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Pension and SERP Supplement                                   Page 1

WHEREAS, it is agreed and understood by the parties to this Supplement Agreement that the supplement provided for hereunder shall only be payable under circumstances which would cause the Severance Agreement to become operative and severance benefits to be paid to Key Executive and that the supplement called for in this Agreement shall not be payable under any other circumstances under which Key Executive's employment might be terminated prior to his attaining the age of 65 years.
                NOW, THEREFORE, in order to fulfill the above purposes and in consideration of the engagements to be performed by each of the parties hereto, it is agreed as follows:

                                   ARTICLE ONE
                                      Term

         1.1 Term of Agreement. This Agreement shall commence on July 10, 1990, and shall continue in effect through November 11, 2007.

        1.2 Termination of Agreement. The Company may in its sole discretion terminate this Agreement at any time subsequent to its effective date upon written notice to Key Executive. In such event this Agreement shall terminate three (3) years from the date of receipt by Key Executive of notice of termination by the Company; subject, however, to the provisions of 1.3 below.
     1.3 Automatic Termination. If not terminated earlier in accordance with the provisions of Section 1.2 above, this

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  Pension and SERP Supplement                                  Page 2




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Agreement shall, in any event,  automatically terminate on November 11, 2007; at which time Key Executive will have reached age 65.
        1.4        Continuance for Payment of Severance Benefits.
Notwithstanding any notice by the Company to terminate this Agreement, if Key Executive becomes entitled to Severance Benefits as hereinafter set out in
Article  Three  during  the  term  of  this   Agreement,   Key  Executive  shall
nevertheless be entitled to receive all payments, if any, required to be made by the Company or otherwise to Key Executive under this Agreement.

                                   ARTICLE TWO
                              Supplemental Payments

2.1 Right to Supplemental Payments. In the event that Key Executive becomes entitled to severance benefits by reason of the termination of his employment under the terms and conditions of that certain Key Executive Severance Agreement dated July 10, 1990, between Key Executive and Company, (the "Severance
Agreement") then and in such event, Key Executive shall be entitled to supplemental payments from the Company as hereinafter provided. 2.2 Amount of Supplemental Payments. The total amount of the supplemental payments to be made to Key Executive shall be the difference between (a) the present value of Key Executive's pension and SERP benefits under the existing Company plans as



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Pension and SERP Supplement                                   Page 3
amended  calculated as if Key Executive had retired upon attaining the age of 65 years, and (b) the present value of Key Executive's actual pension and SERP benefits under the existing Company plans as amended.
                The Present value of each of the foregoing amounts shall be determined as of the date of Key Executive's termination of employment using a discount rate (as of the termination of Key Executive's employment) equal to 100 percent of the applicable federal rate as defined in Section 1274(d) of the Internal Revenue Code. The amount payable hereunder shall be subject to the limitation set forth in paragraph 2.3 and shall be payable in a lump sum within thirty (30) days of the termination of Key Executive's employment. 2.3 Limitation of Benefits. It is the intent of the parties that the Company's payments to or for the benefit of the Key Executive under this Agreement, the Severance Agreement, or any other agreement between the Company and the Key Executive shall not constitute "parachute payments" within the meaning of
  Section 280G of the Internal Revenue Code. Accordingly, and notwithstanding any other provision of this Agreement or of the Severance Agreement, it is agreed that in no event shall the present value of all Contract Benefits exceed 2.99 times the Base Amount. For purposes of this Section 2.3:
                  (a) Present value shall be determined under Section 280G of the Internal Revenue Code and the regulations thereunder, using the discount rate described in Section 280G(d)(4).


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Pension and SERP Supplement                                   Page 4

                  (b) The term -"Contract Benefits" means the sum of (i) all payments to or for the benefit of Key Executive under this Agreement, (ii) all payments to or for the benefit of Key Executive under the Severance Agreement, and (iii) all other payments to or for the benefit of Key Executive under any other agreement to which Key Executive and the Company are parties, to the extent that such other payments would constitute parachute payments under
  Section 280G of the Internal Revenue Code and the regulations thereunder.
                  (c) The Base Amount shall be determined under Section 280G of the Internal Revenue Code and the regulations thereunder.
                  In the event the present value of all Contract Benefits exceeds 2.99 times the Base Amount, the aggregate amounts payable under this Agreement and under the Severance Agreement shall be reduced by the amount of such excess.

                                  ARTICLE THREE
                            Successors to Corporation

                  This Agreement shall bind any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, in the same manner and to the same extent that the Company would be obligated under this Agreement if no succession had taken place. In the case of any transaction in which a



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Pension and SERP Supplement                                    Page 5
successor would not by the foregoing provision or by operation of law be bound by this Agreement the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

                                  ARTICLE FOUR
                                  Miscellaneous

4.1 Amendment. Any Amendment to this Agreement shall be a signed written instrument signed by both parties to this Agreement. 4.2 Indemnification. If the Key Executive institutes any legal action in seeking to obtain or enforce, or is required to defend in any legal action, the validity or enforceability of any right or benefit provided by this Agreement and Key Executive is the prevailing party in any such legal action, the Company will pay all actual legal fees and expenses incurred by the Key Executive. 4.3 Employment Status. This Agreement does not constitute a contract of employment or impose on the Company any obligation to retain the Key Executive as an employee, to change the status of the Key Executive's employment or to change any employment policies of the Company.




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Pension and SERP Supplement                                  Page 6

     4.4 Validity and Severability. The invalidity or unenforceability or any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 4.5 Governing Law. The validity, interpretation, construction and performance of this Agreement shall in all respects be governed by the laws of the State of Delaware. 4.6 Choice of Forum. The Key Executive shall be entitled to enforce the provisions of this Agreement or to assert any claim for benefits under the terms of this Agreement in any state or federal court of competent jurisdiction located in the State of Delaware.

                                  BLESSINGS CORPORATION

                                  By /s/ IVAN E. BECKER
                                     IVAN E. BECKER
                                     President and Chief Operating officer

                                     JAMES P. LUKE-KEY EXECUTIVE
                                     /s/ JAMES P. LUKE






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Pension and SERP Supplement                                  Page 7